SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 16, 2004

OVERNITE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-24573	04-3770212
(State or other jurisdiction of Incorporation)	(Commission File No. )	(I.R.S. Employer Identification Number)

1000 Semmes Avenue, Richmond, Virginia	23224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 231-8000

Item 5. Other Events and Regulation FD Disclosure. Overnite Corporation reports the adjustment of its second quarter 2004 earnings outlook described in the attached press release.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99     Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERNITE CORPORATION
June 16, 2004

	By:	/s/ Mark B. Goodwin
	Name:	Mark B. Goodwin
	Title:	Senior Vice President, General Counsel & Secretary